CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with this Form S-1 Registration Statement, I, Daniel Lloyd, Chief Financial Officer of the Company, hereby certify that to my knowledge:

(1)    The registration statement fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §78o(d)); and

(2)    The information contained in the registration statement fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 27, 2008
/s/ Daniel Lloyd

Daniel Lloyd
Chief Financial Officer

The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350) and is not being filed as part of the Form S-1 or as a separate disclosure document.

Exhibit 32.2
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